Exhibit 99.1

25 February 2025 | NYSE: NXRT

EARNINGS SUPPLEMENT: FOURTH QUARTER & FULL YEAR 2024

NEXPOINT RESIDENTIAL TRUST, INC.

300 CRESCENT COURT, SUITE 700

DALLAS, TX 75201

INVESTOR RELATIONS:

KRISTEN (THOMAS) GRIFFITH

NXRT.NEXPOINT.COM

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

TABLE OF CONTENTS

Earnings Release	1
Cautionary Statement Regarding Forward-Looking Statements	3
Overview	4
Highlights of Fourth Quarter and FY 2024 Activity	5
Financial Summary	8
2025 Full Year Guidance Summary	9
Components of Net Asset Value	10
Consolidated Balance Sheets	11
Consolidated Statements of Operations	12
NOI and Same Store NOI	13
2023-2024 Same Store Results	15
2023-2024 Same Store Properties Operating Metrics	17
QoQ Same Store Properties Operating Metrics	18
2022-2024 Same Store Results	19
Q4 Same Store Results	22
FFO, Core FFO and AFFO	24
Historical Capital Expenditures	25
Value-Add Program Details	26
Outstanding Debt Details	29
Debt Maturity Schedule	32
Historical Acquisition Details	33
Historical Disposition Details	34
Definitions and Reconciliations of Non-GAAP Measures	35

The Avant at Pembroke Pines: Pembroke Pines, FL

Classic Unit – Before Renovation

2024 Leased Upgrades Averaged +19.9% ROI

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

FOR IMMEDIATE RELEASE

Contact:

Investor Relations

Kristen (Thomas) Griffith

IR@nexpoint.com

(214) 276-6300

Media inquiries: Pro-Nexpoint@prosek.com

NEXPOINT RESIDENTIAL TRUST, INC. REPORTS FOURTH QUARTER AND FULL YEAR 2024 RESULTS

NXRT Recaps Disposition Activity, Value-Add Results and Issues 2025 Full Year Guidance

Dallas, TX, February 25, 2025 – NexPoint Residential Trust, Inc. (NYSE:NXRT) reported financial results for the fourth quarter and year ended December 31, 2024.

Highlights

•
NXRT1 reported net income, FFO2, Core FFO2 and AFFO2 of $1.1M, $44.5M, $73.1M and $83.6M, respectively, attributable to common stockholders for the year ended December 31, 2024, compared to net income, FFO, Core FFO, and AFFO of $44.3M, $71.4M, $76.6M and $85.9M, respectively, attributable to common stockholders for the year ended December 31, 2023.
•
For the year ended December 31, 2024, 2023-2024 Same Store properties3 total revenue and NOI2 increased 2.0% and 0.9%, respectively, average effective rent decreased 1.6% and occupancy was flat over the prior year period.
•
During the year ended December 31, 2024, the Company completed the sales of Old Farm, Radbourne Lake and Stone Creek at Old Farm for a combined sales price of $166.8 million.
•
The weighted average effective monthly rent per unit across all 35 properties held as of December 31, 2024 (the “Portfolio”), consisting of 12,984 units4, was $1,491, while physical occupancy was 94.7%.
•
NXRT paid a fourth quarter dividend of $0.51 per share of common stock on December 31, 2024; this cash dividend represented a $0.04758 per share, or 10.3% increase, over the prior quarter’s dividend. Since inception, NXRT has increased the dividend per share by 147.6%.
•
During 2024, for the properties in the Portfolio, NXRT completed 388 full/partial upgrades and washer/dryer installation, achieving an average monthly rent premium of $153 and a 24.7% ROI5.
•
Since inception, NXRT has completed installation of 8,348 full and partial upgrades, 4,730 kitchen and laundry appliances and 11,389 technology packages, resulting in $175, $50 and $43 average monthly rental increase per unit and 20.8%, 64.8% and 37.2% ROI, respectively.
•
During the year ended December 31, 2024, the Company paid down the remaining $24.0 million of principal on its corporate credit facility.
•
During the year ended 2024, the Company repurchased and subsequently retired 438,678 shares at an average price of $33.19 per share, which is a 36% discount to the midpoint of our Q4’24 NAV. We believe this is an attractive arbitrage opportunity given the persistent private/public market discount.
(1)
In this release, “we,” “us,” “our,” the “Company,” and “NXRT” each refer to NexPoint Residential Trust, Inc., a Maryland corporation.
(2)
FFO, Core FFO, AFFO and NOI are non-GAAP measures. For a discussion of why we consider these non-GAAP measures useful and reconciliations of FFO, Core FFO, AFFO and NOI to net income (loss), see the “Definitions and Reconciliations of Non-GAAP Measures” and “FFO, Core FFO and AFFO” sections of this release.
(3)
We define “Same Store” properties as properties that were in our Portfolio for the entirety of the periods being compared. There are 35 properties encompassing 12,948 units of apartment space in our Same Store pool for the year ended December 31, 2024 (our “2023-2024” Same Store” properties). There are 35 properties encompassing 12,948 units of apartment space in our Q4 Same Store pool for the three months ended December 31, 2024 (our “Q4 Same Store” properties). The same store unit count excludes 36 units that are currently down due to fires (Rockledge: 20 units and Bella Solara: 16 units).
(4)
Total number of units owned as of December 31, 2024 is 12,984, however 36 units are currently down due to fires (Rockledge: 20 units and Bella Solara: 16 units).

NXRT.NEXPOINT.COM	Page 1

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

(5)
We define Return on Investment (“ROI”) as the sum of the actual rent premium divided by the sum of the total cost.

Full Year 2024 Financial Results

•
Total revenues were $259.7 million for the full year 2024, compared to $277.5 million for the full year 2023.
•
Net income attributable to common stockholders for the full year 2024 totaled $1.1 million, or income of $0.04 per diluted share, which included a gain on sales of real estate of $54.2 million and $97.8 million of depreciation and amortization expense. This compared to net income attributable to common stockholders of $44.3 million, or income of $1.69 per diluted share, which included a gain on sales of real estate of $67.9 million and $95.2 million of depreciation and amortization expense for the full year 2023.
•
The change in our net income of $1.1 million for the year ended December 31, 2024 as compared to our net income of $44.4 million for the year ended December 31, 2023 primarily relates to decreases in gain on sales of real estate and rental income of $13.7 million and $18.2 million, respectively, in addition to an increase in loss on extinguishment of debt and modification costs of $21.6 million.
•
For the full year 2024, NOI was $157.0 million on 35 properties, compared to $167.4 million for the full year 2023 on 38 properties.
•
For the full year 2024, 2023-2024 Same Store NOI increased 0.9% to $154.1 million, compared to $152.7 million for the full year 2023.
•
For the full year 2024, FFO totaled $44.5 million, or $1.69 per diluted share, compared to $71.4 million, or $2.72 per diluted share, for the full year 2023. For the full year 2024, Core FFO totaled $73.1 million, or $2.79 per diluted share, compared to $76.6 million, or $2.92 per diluted share, for the full year 2023. For the full year 2024, AFFO totaled $83.6 million, or $3.19 per diluted share, compared to $85.9 million, or $3.27 per diluted share, for the full year 2023.

Fourth Quarter 2024 Financial Results

•
Total revenues were $63.8 million for the fourth quarter of 2024, compared to $68.9 million for the fourth quarter of 2023.
•
Net loss attributable to common stockholders for the fourth quarter of 2024 totaled ($26.9) million, or a loss of ($1.06) per diluted share, which included $24.4 million of depreciation and amortization expense and $15.5 million of interest expense. This compared to net income attributable to common stockholders of $18.4 million, or income of $0.70 per diluted share, for the fourth quarter of 2023, which included $24.3 million of depreciation and amortization expense and $18.3 million of interest expense.
•
The change in our net loss of ($27.0) million for the fourth quarter of 2024 as compared to our net income of $18.4 primarily relates to a decrease in gains on sales of real estate $20.9 million and an increase in loss on extinguishment of debt and modification costs of $22.9 million.
•
For the fourth quarter of 2024, NOI was $38.9 million on 35 properties, compared to $42.2 million for the fourth quarter of 2023 on 38 properties.
•
For the fourth quarter of 2024, Q4 Same Store NOI decreased 0.4% to $38.9 million, compared to $39.1 million for the fourth quarter of 2023.
•
For the fourth quarter of 2024, FFO totaled ($6.5) million, or ($0.25) per diluted share, compared to $17.8 million, or $0.68 per diluted share, for the fourth quarter of 2023. For the fourth quarter of 2024, Core FFO totaled $17.7 million, or $0.68 per diluted share, compared to $19.8 million, or $0.75 per diluted share, for the fourth quarter of 2023. For the fourth quarter of 2024, AFFO totaled $20.3 million, or $0.78 per diluted share, compared to $22.1 million, or $0.84 per diluted share, for the fourth quarter of 2023.

Fourth Quarter Earnings Conference Call

NXRT will host a call on Tuesday, February 25, 2025, at 11:00 a.m. ET (10:00 a.m. CT), to discuss its full year and fourth quarter 2024 financial results. The conference call can be accessed live over the phone by dialing 888-660-4430 or, for international callers, +1 646-960-0537 and using passcode Conference ID: 5001576. A live audio webcast of the call will be available online at the Company's website, nxrt.nexpoint.com (under "Resources"). An online replay will be available shortly after the call on the Company's website and continue to be available for 60 days.

A replay of the conference call will also be available through Tuesday, March 11, 2025, by dialing 800-770-2030 or, for international callers, +1 647-362-9199 and entering passcode 5001576.

About NXRT

NexPoint Residential Trust is a publicly traded REIT, with its shares listed on the New York Stock Exchange under the symbol “NXRT,” primarily focused on acquiring, owning and operating well-located middle-income multifamily properties with “value-add” potential in large cities and suburban submarkets of large cities, primarily in the Southeastern and Southwestern United States. NXRT is externally advised by NexPoint Real Estate Advisors, L.P., an affiliate of NexPoint Advisors, L.P., an SEC-registered investment advisor, which has extensive real estate experience. Our filings with the Securities and Exchange Commission (the “SEC”) are available on our website, nxrt.nexpoint.com, under the “Financials” tab.

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NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Cautionary Statement Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management’s current expectations, assumptions and beliefs. Forward-looking statements can often be identified by words such as “expect,” “anticipate,” “estimate,” “may,” “plan,” “believe” and similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding NXRT’s business and industry in general, the belief that share repurchases are an attractive arbitrage opportunity given the persistent private/public market discount, forecasted submarket deliveries, 2025 full year guidance for earnings per diluted share and Core FFO per diluted share and the related components and assumptions, including acquisitions and dispositions, shares outstanding, and same store growth projections, NXRT’s net asset value and the related components and assumptions, including estimated value-add expenditures, debt payments, outstanding debt, and shares outstanding, net income and NOI guidance for the full year and first quarter of 2025 and the related assumptions, planned value-add programs, including projected average rehab costs, rent change and return on investment, and expected settlement of interest rate swaps and the effect on the debt maturity schedule, rehab budgets. They are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement, including those described in greater detail in our filings with the Securities and Exchange Commission, particularly those described in our Annual Report on Form 10-K. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the Company’s most recent Annual Report on Form 10-K and other filings with the SEC for a more complete discussion of the risks and other factors that could affect any forward-looking statements. The statements made herein speak only as of the date of this release and except as required by law, NXRT does not undertake any obligation to publicly update or revise any forward-looking statements.

NXRT.NEXPOINT.COM	Page 3

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

NEXPOINT RESIDENTIAL TRUST, INC: FOURTH QUARTER & FULL YEAR 2024 OVERVIEW

Company Profile

(share counts in thousands)
Exchange/Ticker	NYSE: NXRT
Share Price (1)	$38.96
Insider Ownership (2)	14.46%
2025 Q1 Dividend Per Share	$0.51
Dividend Yield (1)	5.24%
Shares outstanding - basic (3)	25,516
Shares outstanding - diluted (3)	26,246

(1)
As of the close of market trading on February 24, 2025.
(2)
As of the close of market trading on December 31, 2024.
(3)
Weighted average for the year ended December 31, 2024.

Portfolio Composition by Market

Market	% of Units
Phoenix	15.5%
South Florida	15.1%
Dallas/Fort Worth	15.0%
Atlanta	13.0%
Nashville	10.3%
Orlando	9.0%
Las Vegas	9.0%
Raleigh	4.8%
Tampa	4.4%
Charlotte	3.9%
Total	100.0%

Revenue & Average Rent Per Unit	Stock Price Performance (Since Inception; 4/1/2015)

NXRT.NEXPOINT.COM	Page 4

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Highlights of Fourth Quarter and Full Year 2024 Activity

COMPLETED DISPOSITIONS

Property Name	Location	Date of Sale	Sales Price	IRR	Multiple on Invested Capital	Net Cash Proceeds (1)
Old Farm	Houston, TX	March 1, 2024	$103,000	22.1%	2.98x	$102,704
Radbourne Lake	Charlotte, NC	April 30, 2024	39,250	19.2%	3.64x	38,904
Stone Creek at Old Farm	Houston, TX	October 1, 2024	24,500	14.8%	2.19x	24,095
			$166,750			$165,703
(1)
Net Cash Proceeds includes sale prices less closing costs.

(*)	2024	2023	2022	2021	2020	2019	2018	2017	2016	2015	2014
Net income (loss)	$1,114	$44,433	$(9,291)	$23,106	$44,150	$99,438	$(1,614)	$56,359	$25,888	$(10,992)	$(17,533)

SAME STORE NOI GROWTH VS PEERS(1*)
(1)
Based on each REIT's Fourth Quarter and Full Year Earnings Reports.

SAME STORE GROWTH(1)

2022 to 2024

				2024 vs 2022	2024 vs 2022
	FY 2024	FY 2023	FY 2022	$ Change	% Change
Same Store Ending Occupancy	94.7%	94.7%	94.1%		0.6%
Same Store Average Rent per Unit	$1,483	$1,509	$1,508	$(25)	-1.7%

Same Store Revenues
Same Store Rental Income	$234,934	$229,801	$214,664	$20,270	9.4%
Same Store Other Income	5,234	5,661	5,271	(37)	-0.7%
Total Same Store Revenues	$240,168	$235,462	$219,935	$20,233	9.2%

Total Same Store Operating Expenses	$94,184	$91,483	$86,698	$7,486	8.6%

Same Store Operating Income
Miscellaneous income	$476	$1,020	$783	(307)	-39.2%
Total Same Store Operating Income	$476	$1,020	$783	$(307)	-39.2%

2022-2024 Same Store NOI (2)	$146,460	$144,999	$134,020	$12,440	9.3%
(1)
Same store growth for the 2022-2024 Same Store Pool, see 2022-2024 Same Store Results of Operations section of this release.
(2)
For additional information regarding NOI, see the “Definitions and Reconciliations of Non-GAAP Measures” and “NOI and Same Store NOI” sections of this release.

NXRT.NEXPOINT.COM	Page 5

(1)
Interest rate is based on a reference rate plus an applicable margin, except for fixed rate mortgage debt. 30-Day Average SOFR was 4.53% as of December 31, 2024.

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

UPDATES TO CAPITAL STRUCTURE

Mortgage Debt for 34 Properties Refinanced

The following table contains summary information concerning the mortgage debt of the Company for the 17 properties refinanced on October 1, 2024, and 17 properties refinanced on November 26, 2024 (dollars in thousands):

Operating Properties	Type	Term (months)	Outstanding Principal	Interest Rate (1)	Maturity Date
Arbors of Brentwood	Floating	84	$39,977	5.62%	10/1/2031
Avant at Pembroke Pines	Floating	84	248,185	5.62%	10/1/2031
Bella Vista	Floating	84	37,400	5.62%	10/1/2031
Brandywine I & II	Floating	84	59,526	5.62%	10/1/2031
Cornerstone	Floating	84	45,815	5.62%	10/1/2031
Estates on Maryland	Floating	84	37,345	5.62%	10/1/2031
High House at Cary	Floating	84	32,478	5.62%	10/1/2031
Residences at Glenview Reserve	Floating	84	33,271	5.62%	10/1/2031
Sabal Palm at Lake Buena Vista	Floating	84	56,220	5.62%	10/1/2031
Six Forks Station	Floating	84	30,430	5.62%	10/1/2031
Summers Landing	Floating	84	14,135	5.62%	10/1/2031
The Adair	Floating	84	33,229	5.62%	10/1/2031
The Enclave	Floating	84	33,440	5.62%	10/1/2031
The Heritage	Floating	84	29,810	5.62%	10/1/2031
The Venue on Camelback	Floating	84	36,465	5.62%	10/1/2031
The Verandas at Lake Norman	Floating	84	30,113	5.62%	10/1/2031
Versailles II	Floating	84	15,706	5.62%	10/1/2031
Arbors on Forest Ridge	Floating	84	17,307	5.62%	12/1/2031
Atera Apartments	Floating	84	38,555	5.62%	12/1/2031
Bella Solara	Floating	84	37,772	5.62%	12/1/2031
Bloom	Floating	84	60,848	5.62%	12/1/2031
Courtney Cove	Floating	84	31,596	5.62%	12/1/2031
Creekside at Matthews	Floating	84	28,703	5.62%	12/1/2031
Cutter's Point	Floating	84	18,994	5.62%	12/1/2031
Fairways at San Marcos	Floating	84	55,056	5.62%	12/1/2031
Madera Point	Floating	84	29,676	5.62%	12/1/2031
Parc500	Floating	84	30,012	5.62%	12/1/2031
Rockledge Apartments	Floating	84	78,444	5.62%	12/1/2031
Seasons 704 Apartments	Floating	84	33,960	5.62%	12/1/2031
The Preserve at Terrell Mill	Floating	84	74,341	5.62%	12/1/2031
The Summit at Sabal Park	Floating	84	26,735	5.62%	12/1/2031
Torreyana Apartments	Floating	84	43,153	5.62%	12/1/2031
Venue at 8651	Floating	84	24,620	5.62%	12/1/2031
Versailles	Floating	84	26,108	5.62%	12/1/2031
			$1,469,425

NXRT.NEXPOINT.COM	Page 6

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

FORECASTED SUBMARKET DELIVERIES (1)

Market	Submarket (RealPage)	Property	NXRT Unit Exposure	2024 Q4 Inventory	2024 Deliveries	2025 Deliveries	2026 Deliveries	2027 Deliveries	3-year Deliveries	3-year % Growth
ATL	Southeast Marietta	Rockledge	708	14,105	-	-	-	-	-	0.0%
ATL	Southeast Marietta	The Preserve at Terrell Mill	752	14,105	-	-	-	-	-	0.0%
ATL	Sandy Springs	The Adair	232	20,205	-	286	-	-	286	1.4%
CHA	Huntersville/Cornelius	The Verandas at Lake Norman	264	8,091	312	2,573	336	-	2,909	36.0%
CHA	Matthews/Southeast Charlotte	Creekside at Matthews	240	11,931	361	591	185	-	776	6.5%
DFW	East Fort Worth	The Venue at 8651	333	13,395	-	462	204	-	666	5.0%
DFW	Far North Dallas	Versailles	388	30,455	897	-	-	-	-	0.0%
DFW	Far North Dallas	Versailles II	242	30,455	897	-	-	-	-	0.0%
DFW	Hurst/Euless/Bedford	Arbors on Forest Ridge	210	33,888	13	575	148	-	723	2.1%
DFW	Hurst/Euless/Bedford	Summers Landing	196	33,888	13	575	148	-	723	2.1%
DFW	Oak Lawn/Park Cities	Atera	380	20,708	140	668	452	-	1,120	5.4%
DFW	Richardson	Cutters Point	196	20,126	872	223	618	147	988	4.9%
LSV	Northwest Las Vegas	Bella Solara	320	21,696	965	769	112	-	881	4.1%
LSV	Northwest Las Vegas	Bloom	528	21,696	965	769	112	-	881	4.1%
LSV	Southwest Las Vegas	Torreyana	316	21,155	1,591	650	628	70	1,348	6.4%
NASH	East Nashville	Residences at Glenview Reserve	360	14,779	919	739	36	-	775	5.2%
NASH	South Nashville	Arbors of Brentwood	346	17,696	594	120	203	-	323	1.8%
NASH	South Nashville	Brandywine	632	17,696	594	120	203	-	323	1.8%
ORL	East Orlando	The Cornerstone	430	22,292	562	424	210	-	634	2.8%
ORL	Northwest Orlando	Residences at West Place	342	17,322	309	465	-	-	465	2.7%
ORL	South Orange County	Sabal Palm at Lake Buena Vista	400	34,403	2,216	2,224	441	-	2,665	7.7%
PHX	Chandler	Fairways at San Marcos	352	26,142	528	787	621	-	1,408	5.4%
PHX	North Central Phoenix	Heritage	204	26,926	918	396	28	-	424	1.6%
PHX	North Central Phoenix	The Venue on Camelback	415	26,926	918	396	28	-	424	1.6%
PHX	Northeast Phoenix	Bella Vista	248	22,669	945	198	577	-	775	3.4%
PHX	South Tempe	Enclave	204	17,870	144	-	-	-	-	0.0%
PHX	Southwest Mesa	Madera Point	256	18,201	147	219	14	22	255	1.4%
PHX	West Phoenix	Estates on Maryland	330	15,570	-	-	-	-	-	0.0%
RDU	Far North Raleigh	Six Forks Station	323	13,119	984	137	186	-	323	2.5%
RDU	North Cary/Morrisville	High House at Cary	302	22,890	2,075	549	457	-	1,006	4.4%
SFL	Pembroke Pines/Miramar	Avant at Pembroke Pines	1,520	26,081	520	332	-	-	332	1.3%
SFL	West Palm Beach	Parc500	217	33,542	1,343	991	1,115	216	2,322	6.9%
SFL	West Palm Beach	Seasons 704	222	33,542	1,343	991	1,115	216	2,322	6.9%
TPA	Egypt Lake/Lowry Park	Courtney Cove	324	12,734	-	273	-	-	273	2.1%
TPA	Temple Terrace	The Summit at Sabal Park	252	16,467	333	232	330	-	562	3.4%
Totals/ Averages		Total	12,984	574,458	17,688	14,883	6,901	455	22,239	3.9%

(1)
Source: 2024 Realpage, Inc.; Data as of February 2025.

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NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Financial Summary

	FY 2024	FY 2023	FY 2022	Q4 2024	Q4 2023
(in thousands, except for per share and unit data)
Company Profile
Market Capitalization	$1,061,000	$884,000	$1,112,000
Share Price (as of the last day of the period)	$41.75	$34.43	$43.52
Weighted average common shares outstanding - basic	25,516	25,654	25,610	25,404	25,674
Weighted average common shares outstanding - diluted	26,246	26,245	25,610	25,404	26,298

Earnings Profile
Total revenues	$259,701	$277,526	$263,952	$63,791	$69,349
Net income (loss) attributable to common stockholders	1,110	44,264	(9,260)	(26,931)	18,351
NOI (1)	157,035	167,404	157,424	38,948	42,160
Same Store NOI (2)	154,050	152,730		38,884	39,059
Same Store NOI Growth (%) (2)	0.9%			-0.4%

Earnings Metrics Per Common Share (diluted basis)
Earnings (loss)	$0.04	$1.69	$(0.36)	$(1.06)	$0.70
FFO (1)	$1.69	$2.72	$2.81	$(0.25)	$0.68
Core FFO (1)	$2.79	$2.92	$3.25	$0.68	$0.75
AFFO (1)	$3.19	$3.27	$3.55	$0.78	$0.84
Dividends declared per common share	$1.90	$1.72	$1.56	$0.51	$0.46
Net Income (Loss) Coverage	0.02x	0.98x	-0.23x	-2.08x	1.51x
FFO Coverage (3)	0.89x	1.58x	1.80x	-0.50x	1.46x
Core FFO Coverage (3)	1.47x	1.70x	2.08x	1.32x	1.63x
AFFO Coverage (3)	1.68x	1.90x	2.28x	1.52x	1.82x

Portfolio
Total Properties	35	38	40
Total Units (4)	12,984	14,133	15,127
Occupancy	94.7%	94.7%	94.1%
Average Effective Monthly Rent per Unit	$1,491	$1,502	$1,480

Same Store Portfolio Metrics (2)
Total Same Store Properties	35	35		35	35
Total Same Store Units	12,948	12,940		12,948	12,940
Occupancy	94.7%	94.7%		94.7%	94.7%
Average Effective Monthly Rent per Unit	$1,491	$1,516		$1,491	$1,516

Value-Add Program
Completed Full/Partial Interior Rehab Units	388	2,073	2,409	58	198
Cumulative Completed Rehab Units (5)	8,348
Average Increase to Effective Monthly Rent per Unit (Post-Rehab)	$175
ROI on Post-Rehab Units	20.8%

Outstanding Debt Summary
Total Mortgage Debt	$1,503,242	$1,551,236	$1,607,028
Credit Facilities	—	24,000	74,500
Total Debt Outstanding	$1,503,242	$1,575,236	$1,681,528
Leverage Ratio (Total Debt to Market Capitalization plus Total Debt)	59%	64%	60%
Leverage Ratio (Net Debt to Enterprise Value) (6)	58%	64%	60%

(1)
For more information and reconciliations of NOI, FFO, Core FFO and AFFO, see the “FFO, Core FFO and AFFO,” “NOI and Same Store NOI” and “Definitions and Reconciliations of Non-GAAP Measures” sections of this release.
(2)
We define “Same Store” properties as properties that were in our Portfolio for the entirety of the periods being compared. Full year results are shown for the 2023-2024 Same Store properties; Q4 results are shown for the Q4 Same Store properties. For additional information regarding our Q4 and 2023-2024 Same Store properties, see the “Q4 Same Store Results” and “2023-2024 Same Store Results” section of this release.
(3)
Indicates coverage ratio of Net Income (Loss)/FFO/Core FFO/AFFO per common share (diluted) over dividends declared per common share during the period. The Company uses actual diluted weighted average common shares outstanding when in a dilutive position for FFO, Core FFO and AFFO.
(4)
Total units owned is 12,984, however 36 units are currently down due to fires.
(5)
Inclusive of all full and partial interior upgrades completed through December 31, 2024. Cumulative results exclude rehabs completed for properties sold through December 31, 2024.
(6)
For more information and a reconciliation of debt to net debt, see the “Definitions and Reconciliations of Non-GAAP Measures” section of this release.

NXRT.NEXPOINT.COM	Page 8

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

2025 Full Year Guidance Summary

NXRT is providing initial 2025 guidance ranges for earnings per diluted share, Core FFO per diluted share, Same Store rental income, Same Store total revenue, Same Store total expenses, Same Store NOI, and Acquisitions and Dispositions as follows (dollars in millions, except per share amounts):

	Guidance Range
	Low-End	Mid-Point	High-End
Earnings (loss) per diluted share (1)	$(1.33)	$(1.19)	$(1.05)
Core FFO per diluted share (1) (2)	$2.56	$2.70	$2.83

Same Store Growth: (3)
Rental Income	-0.5%	0.2%	1.0%
Total Revenue	-0.2%	0.5%	1.3%
Total Expenses	4.9%	3.7%	2.4%
Same Store NOI (2)	-3.5%	-1.5%	0.5%

Other Considerations: (4)
Acquisitions	$—	$100.0	$200.0
Dispositions	$—	$100.0	$200.0

(1)
Weighted average diluted share count estimate for full year 2025 is approximately 26.4 million.
(2)
Same Store NOI and Core FFO are non-GAAP measures. For reconciliations of Full Year 2025 Same Store NOI and Core FFO guidance to net loss guidance, and a discussion of why we consider these non-GAAP measures useful, see the “Definitions and Reconciliations of Non-GAAP Measures” section of this release.
(3)
Year-over-year growth for the Full Year 2025 pro forma Same Store pool (35 properties).
(4)
We continue to evaluate our Portfolio for capital recycling opportunities. Transaction volumes presented are incorporated into the earnings per share and Core FFO guidance above. Actual acquisitions and dispositions could vary significantly from our projections. We undertake no duty to update these assumptions, except as required by law.

Additional information on 2025 financial and earnings guidance is included in the following sections of this release.

NXRT.NEXPOINT.COM	Page 9

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Components of Net Asset Value

(dollar and share amounts in thousands, except per share and per unit data)

REAL ESTATE VALUE BY MARKET

Property	NOI	Cap Rate Range (1)		Value Range (2)
Market	Contribution	Min	Max	Min	Max
Texas
Dallas/Fort Worth	10.4%	5.25%	5.75%	$267,918	$305,745

North Carolina
Raleigh	4.4%	5.25%	5.75%	113,684	129,735
Charlotte	3.9%	5.25%	5.75%	100,729	114,950

Georgia
Atlanta	12.4%	5.25%	5.75%	320,988	366,307

Tennessee
Nashville	9.0%	5.25%	5.75%	233,747	266,749

Florida
Orlando	9.4%	5.25%	5.75%	242,660	276,920
Tampa	3.6%	5.25%	5.75%	93,435	106,627
South Florida	20.8%	5.25%	5.75%	537,942	613,892

Nevada
Las Vegas	9.3%	5.25%	5.75%	239,546	273,367

Arizona
Phoenix	16.8%	5.25%	5.75%	434,866	496,263
Total / Ave	100.0%	5.25%	5.75%	$2,585,515	$2,950,555

NOI ESTIMATE

4Q 2024 NOI Actual		38,948
FY 2024 NOI Actual		157,035
	Low		High
Estimated 1Q 2025 NOI Guidance (3)	36,780		37,348
2025 NOI Guidance (3)	$148,667		$154,904

NAV SUMMARY

Component	Min		Max
Tangible Assets
Real Estate (2)	$2,585,515		$2,950,555
Cash		23,148
Restricted Cash - Renovation Reserves (4)		3,177
Renovation Expenditures (4)		(3,177)
Cash Adjustments		0
Fair Market Value of Interest Rate Swaps		41,841
Other Assets		46,031
Value of Assets	$2,696,535		$3,061,575

Tangible Liabilities
Credit Facility (5)		$0
Mortgage Debt		1,503,242
Total Outstanding Debt		1,503,242
Forward 12-month Principal Payments		0
Total Outstanding Debt (FY 2025 Est.)		1,503,242
Other Tangible Liabilities (at Book)		27,620
Value of Liabilities		$1,530,862
Net Leverage (mid-point)		53%
Net Asset Value	$1,165,673		$1,530,713
Shares outstanding - diluted (FY 2025 Est.)		26,158
Est. NAV / Share	$44.56		$58.52
NAV / Share (mid-point)		$51.54

IMPLIED VALUATION METRICS

	Min		Max
Implied Real Estate Value	$2,585,515		$2,950,555
No. of Units (December 31, 2024) (2)		12,984
Implied Value/Apartment Unit	$199.1		$227.2
Implied Value/Apartment Unit (mid-point)		$213.2

(1)
Management estimates based on independent third-party review of our properties.
(2)
Estimated value ranges are presented for the existing portfolio (35 properties at December 31, 2024).
(3)
The Company anticipates net loss will be in the range between approximately ($35.2) million and ($27.9) million for the full year 2025 and between ($9.5) million and ($8.9) million for the first quarter of 2025. FY 2025 NOI Guidance considers a commensurate volume of capital recycling.
(4)
Includes approximately $3.2 million that is held for value-add upgrades; reduced by $3.2 million for estimated 2025 rehab expenditures.
(5)
Includes outstanding balance as of December 31, 2024.

NXRT.NEXPOINT.COM	Page 10

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

NEXPOINT RESIDENTIAL TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

	December 31, 2024	December 31, 2023
ASSETS
Operating Real Estate Investments
Land	$359,819	$359,819
Buildings and improvements	1,738,677	1,719,864
Construction in progress	1,267	8,322
Furniture, fixtures, and equipment	202,029	180,435
Total Gross Operating Real Estate Investments	2,301,792	2,268,440
Accumulated depreciation and amortization	(508,569)	(411,087)
Total Net Operating Real Estate Investments	1,793,223	1,857,353
Real estate held for sale, net of accumulated depreciation of $0 and $31,871, respectively	—	110,747
Total Net Real Estate Investments	1,793,223	1,968,100
Cash and cash equivalents	23,148	12,367
Restricted cash	30,769	32,912
Accounts receivable, net	12,337	14,598
Prepaid and other assets	6,102	8,640
Fair market value of interest rate swaps	41,841	71,028
TOTAL ASSETS	$1,907,420	$2,107,645

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Mortgages payable, net	$1,463,650	$1,453,787
Mortgages payable held for sale, net	—	88,044
Credit facility, net	—	23,243
Accounts payable and other accrued liabilities	11,351	17,140
Accrued real estate taxes payable	4,260	11,230
Accrued interest payable	7,630	9,399
Security deposit liability	2,954	3,159
Prepaid rents	1,425	1,773
Total Liabilities	$1,491,270	$1,607,775

Redeemable noncontrolling interests in the OP	5,782	5,246

Stockholders' Equity:
Preferred stock, $0.01 par value: 100,000,000 shares authorized; 0 shares issued	—	—
Common stock, $0.01 par value: 500,000,000 shares authorized; 25,403,537 and 25,674,313 shares issued and outstanding, respectively	254	256
Additional paid-in capital	407,429	413,010
Accumulated earnings (loss) less dividends	(38,030)	11,493
Accumulated other comprehensive income	40,715	69,865
Total Stockholders' Equity	410,368	494,624
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,907,420	$2,107,645

NXRT.NEXPOINT.COM	Page 11

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

NEXPOINT RESIDENTIAL TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

AND COMPREHENSIVE INCOME (LOSS)

(in thousands, except per share amounts)

(Unaudited)

	For the Year Ended December 31,
	2024	2023	2022
Revenues
Rental income	$251,861	$270,078	$257,855
Other income	7,840	7,448	6,097
Total revenues	259,701	277,526	263,952
Expenses
Property operating expenses	56,583	57,838	58,151
Real estate taxes and insurance	33,062	36,847	37,433
Property management fees (1)	7,484	8,069	7,636
Advisory and administrative fees (2)	6,899	7,645	7,547
Corporate general and administrative expenses	19,399	17,146	14,670
Property general and administrative expenses	9,198	9,543	9,298
Depreciation and amortization	97,762	95,186	97,648
Total expenses	230,387	232,274	232,383
Operating income before gain on sales of real estate	29,314	45,252	31,569
Gain on sales of real estate (3)	54,246	67,926	14,684
Operating income	83,560	113,178	46,253
Interest expense	(58,477)	(67,106)	(50,587)
Loss on extinguishment of debt and modification costs	(24,004)	(2,409)	(8,734)
Casualty gain (loss)	(626)	(856)	2,506
Gain on forfeited deposits	—	250	—
Equity in earnings of affiliate	172	205	—
Miscellaneous income	489	1,171	1,271
Net income (loss)	1,114	44,433	(9,291)
Net income (loss) attributable to redeemable noncontrolling interests in the OP	4	169	(31)
Net income (loss) attributable to common stockholders	$1,110	$44,264	$(9,260)
Other comprehensive income (loss)
Unrealized gains (losses) on interest rate derivatives	(29,265)	(32,413)	99,915
Total comprehensive income (loss)	(28,151)	12,020	90,624
Comprehensive income (loss) attributable to redeemable noncontrolling interests in the OP	(111)	46	307
Comprehensive income (loss) attributable to common stockholders	$(28,040)	$11,974	$90,317

Weighted average common shares outstanding - basic	25,516	25,654	25,610
Weighted average common shares outstanding - diluted	26,246	26,245	25,610

Earnings (loss) per share - basic	$0.04	$1.73	$(0.36)
Earnings (loss) per share - diluted	$0.04	$1.69	$(0.36)

(1)
Fees incurred to an unaffiliated third party that is an affiliate of a noncontrolling limited partner of NexPoint Residential Trust Operating Partnership, L.P. (the "OP").
(2)
Fees incurred to the Company’s adviser.
(3)
$31.5 million with a related party for the year ended December 31, 2024.

NXRT.NEXPOINT.COM	Page 12

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

NOI and Same Store NOI

The following table, which has not been adjusted for the effects of noncontrolling interests, reconciles NOI and our 2023-2024 and our Q4 Same Store NOI for the years and three months ended December 31, 2024 and 2023 to net income (loss), the most directly comparable GAAP financial measure (in thousands):

		For the Year Ended December 31,		For the Three Months Ended December 31,
		2024	2023	2024	2023
Net income (loss)		$1,114	$44,433	$(27,038)	$18,421
Adjustments to reconcile net income (loss) to NOI
Advisory and administrative fees		6,899	7,645	1,720	1,863
Corporate general and administrative expenses		19,399	17,146	4,875	4,249
Corporate income		(2,215)	(483)	(959)	(329)
Casualty-related expenses/(recoveries)	(1)	1,389	(2,214)	(249)	(882)
Casualty losses (gains)		626	856	88	(124)
Gain on forfeited deposits		—	(250)	—	—
Property general and administrative expenses	(2)	3,998	3,701	1,277	1,003
Depreciation and amortization		97,762	95,186	24,389	24,251
Interest expense		58,477	67,106	15,521	18,256
Equity in earnings of affiliate		(172)	(205)	(28)	(28)
Loss on extinguishment of debt and modification costs		24,004	2,409	23,203	316
Gain on sales of real estate		(54,246)	(67,926)	(3,851)	(24,836)
NOI		$157,035	$167,404	$38,948	$42,160
Less Non-Same Store
Revenues		(5,478)	(30,082)	58	(6,070)
Operating expenses		2,496	15,542	(122)	2,974
Operating income		(3)	(134)	—	(5)
Same Store NOI		$154,050	$152,730	$38,884	$39,059

(1)
Adjustment to net income (loss) to exclude certain property operating expenses that are casualty-related expenses/(recoveries).
(2)
Adjustment to net income (loss) to exclude certain property general and administrative expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.

NXRT.NEXPOINT.COM	Page 13

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

The following table, which has not been adjusted for the effects of noncontrolling interests, reconciles our NOI and our 2022-2024 Same Store NOI for the years ended December 31, 2024, 2023 and 2022 to net income (loss), the most directly comparable GAAP financial measure (in thousands):

		For the Year Ended December 31,
		2024	2023	2022
Net income (loss)		$1,114	$44,433	$(9,291)
Adjustments to reconcile net income (loss) to NOI:
Advisory and administrative fees		6,899	7,645	7,547
Corporate general and administrative expenses		19,399	17,146	14,670
Corporate income		(2,215)	(483)	—
Casualty-related expenses/(recoveries)	(1)	1,389	(2,214)	1,119
Casualty losses (gains)		626	856	(2,506)
Gain on forfeited deposits		—	(250)	—
Property general and administrative expenses	(2)	3,998	3,701	3,600
Depreciation and amortization		97,762	95,186	97,648
Interest expense		58,477	67,106	50,587
Equity in earnings of affiliate		(172)	(205)	—
Loss on extinguishment of debt and modification costs		24,004	2,409	8,734
Gain on sales of real estate	(3)	(54,246)	(67,926)	(14,684)
NOI		$157,035	$167,404	$157,424
Less Non-Same Store
Revenues		(17,318)	(41,581)	(44,017)
Operating expenses		6,756	19,327	21,101
Operating income		(13)	(151)	(488)
Same Store NOI		$146,460	$144,999	$134,020

(1)
Adjustment to net income (loss) to exclude certain property operating expenses that are casualty-related expenses/(recoveries).
(2)
Adjustment to net income (loss) to exclude certain property general and administrative expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.
(3)
$31.5 million with a related party for the year ended December 31, 2024.

NXRT.NEXPOINT.COM	Page 14

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

2023-2024 Same Store Results of Operations for the Years Ended December 31, 2024 and 2023

There are 35 properties encompassing 12,948 units of apartment space, or approximately 100% of our Portfolio, in our 2023-2024 Same Store properties. Our 2023-2024 Same Store properties excludes 36 units that are currently down in our Portfolio as of December 31, 2024.

As of December 31, 2024, our 2023-2024 Same Store properties were approximately 94.7% leased with a weighted average monthly effective rent per occupied apartment unit of $1,491, which was year-over-year flat and a decrease of $25, respectively.

The following table reflects the revenues, property operating expenses and NOI for the years ended December 31, 2024 and 2023 for our 2023-2024 Same Store and Non-Same Store properties (dollars in thousands):

	For the Year Ended December 31,
	2024	2023	$ Change	% Change
Revenues
Same Store
Rental income	$246,688	$241,188	$5,500	2.3%
Other income	5,320	5,773	(453)	-7.8%
Same Store revenues	252,008	246,961	5,047	2.0%
Non-Same Store
Rental income	5,173	28,890	(23,717)	N/M
Other income	305	1,192	(887)	N/M
Non-Same Store revenues	5,478	30,082	(24,604)	N/M
Total revenues	257,486	277,043	(19,557)	-7.1%

Operating expenses
Same Store
Property operating expenses (1)	53,459	51,280	2,179	4.2%
Real estate taxes and insurance	32,668	31,900	768	2.4%
Property management fees (2)	7,279	7,147	132	1.8%
Property general and administrative expenses (3)	5,038	4,941	97	2.0%
Same Store operating expenses	98,444	95,268	3,176	3.3%
Non-Same Store
Property operating expenses (4)	1,735	8,772	(7,037)	N/M
Real estate taxes and insurance	394	4,947	(4,553)	N/M
Property management fees (2)	205	922	(717)	N/M
Property general and administrative expenses (5)	162	901	(739)	N/M
Non-Same Store operating expenses	2,496	15,542	(13,046)	N/M
Total operating expenses	100,940	110,810	(9,870)	-8.9%

Operating income
Same Store
Miscellaneous income	486	1,037	(551)	N/M
Non-Same Store
Miscellaneous income	3	134	(131)	N/M
Total operating income	489	1,171	(682)	N/M

NOI
Same Store	154,050	152,730	1,320	0.9%
Non-Same Store	2,985	14,674	(11,689)	N/M
Total NOI (6)	$157,035	$167,404	$(10,369)	-6.2%

(1)
For the years ended December 31, 2024 and 2023, excludes approximately $625,000 and $2,247,000, respectively, of casualty-related recoveries.
(2)
Fees incurred to an unaffiliated third party that is an affiliate of a noncontrolling limited partner of the OP.
(3)
For the years ended December 31, 2024 and 2023, excludes approximately $3,944,000 and $3,004,000, respectively, of expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.
(4)
For the years ended December 31, 2024 and 2023, excludes approximately $16,000 and $32,000, respectively, of casualty-related expenses.

NXRT.NEXPOINT.COM	Page 15

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

(5)
For the years ended December 31, 2024 and 2023, excludes approximately $54,000 and $697,000, respectively, of expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.
(6)
For additional information regarding NOI, see the “Definitions and Reconciliations of Non-GAAP Measures” and “NOI and Same Store NOI” sections of this release.

The following table contains additional information about our 2023-2024 Same Store properties rent and occupancy metrics, revenues, operating expenses and NOI for the years ended December 31, 2024 and 2023 (dollars in thousands, except for per unit data):

	FY 2024	FY 2023	% Change
Same Store Total Units	12,948	12,940
Same Store Occupied Units	12,258	12,259
Same Store Ending Occupancy	94.7%	94.7%	0.0%
Same Store Average Rent per Unit	$1,491	$1,516	-1.6%

Same Store Revenues
Same Store Rental Income	$246,688	$241,188	2.3%
Same Store Other Income	5,320	5,773	-7.8%
Total Same Store Revenues	252,008	246,961	2.0%

Same Store Operating Expenses
Payroll	19,926	19,991	-0.3%
Repairs & Maintenance	22,023	20,386	8.0%
Utilities	11,510	10,903	5.6%
Real Estate Taxes	26,321	26,207	0.4%
Insurance	6,347	5,693	11.5%
Property Management Fees	7,279	7,147	1.8%
Office Operations	3,706	3,539	4.7%
Marketing	1,332	1,402	-5.0%
Total Same Store Operating Expenses	98,444	95,268	3.3%

Same Store Operating Income
Miscellaneous income	486	1,037	N/M
Total Same Store Operating Income	486	1,037	N/M

2023-2024 Same Store NOI	$154,050	$152,730	0.9%

NXRT.NEXPOINT.COM	Page 16

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

2023-2024 Same Store Properties Operating Metrics

(dollars in thousands, except for per unit data)

Properties by Market (1)	Unit Count	Average Effective Rent			Occupancy			Total Rental Income

	Total	2024	2023	% Change	2024	2023	bps ∆	2024	2023	% Change
Texas
Dallas	1,945	$1,226	$1,287	-4.7%	96.3%	93.1%	320	$31,836	$31,689	0.5%
Average/Total	1,945	1,226	1,287	-4.7%	96.3%	93.1%	320	31,836	31,689	0.5%

North Carolina
Charlotte	504	1,380	1,391	-0.8%	97.0%	95.8%	120	9,200	8,785	4.7%
Raleigh Durham	625	1,426	1,436	-0.7%	92.6%	93.7%	-110	10,726	10,486	2.3%
Average/Total	1,129	1,405	1,416	-0.8%	94.6%	94.6%	0	19,926	19,271	3.4%

Georgia
Atlanta	1,672	1,463	1,485	-1.5%	93.9%	96.2%	-230	30,319	29,283	3.5%
Average/Total	1,672	1,463	1,485	-1.5%	93.9%	96.2%	-230	30,319	29,283	3.5%

Tennessee
Nashville	1,338	1,281	1,315	-2.6%	94.4%	93.7%	70	22,284	22,243	0.2%
Average/Total	1,338	1,281	1,315	-2.6%	94.4%	93.7%	70	22,284	22,243	0.2%

Florida
Orlando	1,172	1,560	1,583	-1.5%	94.5%	94.4%	10	22,744	22,167	2.6%
Tampa	576	1,302	1,385	-6.0%	93.6%	95.3%	-170	9,690	9,951	-2.6%
South Florida	1,959	2,120	2,087	1.6%	95.4%	95.4%	0	51,744	49,431	4.7%
Average/Total	3,707	1,816	1,819	-0.2%	94.8%	95.1%	-30	84,178	81,549	3.2%

Arizona
Phoenix	2,009	1,443	1,477	-2.3%	93.8%	95.3%	-150	37,912	38,246	-0.9%
Average/Total	2,009	1,443	1,477	-2.3%	93.8%	95.3%	-150	37,912	38,246	-0.9%

Nevada
Las Vegas	1,148	1,336	1,354	-1.3%	94.6%	94.5%	10	20,233	18,907	7.0%
Average/Total	1,148	1,336	1,354	-1.3%	94.6%	94.5%	10	20,233	18,907	7.0%

Average/Total	12,948	$1,491	$1,516	-1.6%	94.7%	94.7%	0	$246,688	$241,188	2.3%

(1)
This table includes the 35 properties in our 2023-2024 Same Store pool.

NXRT.NEXPOINT.COM	Page 17

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

QoQ Same Store Properties Operating Metrics

(dollars in thousands, except for per unit data)

Properties by Market (1)	Unit Count	Average Effective Rent			Occupancy			Total Rental Income

	Total	Q4 2024	Q3 2024	% Change	Q4 2024	Q3 2024	bps ∆	Q4 2024	Q3 2024	% Change
Texas
Dallas	1,945	$1,226	$1,236	-0.8%	96.3%	95.3%	100	$8,108	$7,912	2.5%
Average/Total	1,945	1,226	1,236	-0.8%	96.3%	95.3%	100	8,108	7,912	2.5%

North Carolina
Charlotte	504	1,380	1,399	-1.4%	97.0%	96.2%	80	2,308	2,283	1.1%
Raleigh Durham	625	1,426	1,432	-0.4%	92.6%	95.5%	-290	2,668	2,717	-1.8%
Average/Total	1,129	1,405	1,417	-0.8%	94.6%	95.8%	-120	4,976	5,000	-0.5%

Georgia
Atlanta	1,672	1,463	1,465	-0.1%	93.9%	95.5%	-160	7,627	7,509	1.6%
Average/Total	1,672	1,463	1,465	-0.1%	93.9%	95.5%	-160	7,627	7,509	1.6%

Tennessee
Nashville	1,338	1,281	1,293	-0.9%	94.4%	94.8%	-40	5,518	5,565	-0.8%
Average/Total	1,338	1,281	1,293	-0.9%	94.4%	94.8%	-40	5,518	5,565	-0.8%

Florida
Orlando	1,172	1,560	1,562	-0.1%	94.5%	94.0%	50	5,656	5,668	-0.2%
Tampa	576	1,302	1,341	-2.9%	93.6%	92.5%	110	2,341	2,367	-1.1%
South Florida	1,959	2,120	2,130	-0.5%	95.4%	95.0%	40	13,042	12,892	1.2%
Average/Total	3,707	1,816	1,828	-0.7%	94.8%	94.3%	50	21,039	20,927	0.5%

Arizona
Phoenix	2,009	1,443	1,460	-1.2%	93.8%	94.4%	-60	9,374	9,495	-1.3%
Average/Total	2,009	1,443	1,460	-1.2%	93.8%	94.4%	-60	9,374	9,495	-1.3%

Nevada
Las Vegas	1,148	1,336	1,356	-1.5%	94.6%	94.8%	-20	5,010	5,102	-1.8%
Average/Total	1,148	1,336	1,356	-1.5%	94.6%	94.8%	-20	5,010	5,102	-1.8%

Average/Total	12,948	$1,491	$1,502	-0.7%	94.7%	94.9%	-20	$61,652	$61,510	0.2%

(1)
This table includes the 35 properties in our Q4 Same Store pool.

NXRT.NEXPOINT.COM	Page 18

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

2022-2024 Same Store Results of Operations for the Years Ended December 31, 2024, 2023 and 2022

There are 33 properties encompassing 12,386 units of apartment space, or approximately 95% of our Portfolio, in our same store pool for the years ended December 31, 2024, 2023 and 2022 (our “2022-2024 Same Store” properties). Our 2022-2024 Same Store properties exclude the following 2 properties in our Portfolio as of December 31, 2024: The Adair and Estates on Maryland as well as the 36 units mentioned on page 1 that are currently down.

As of December 31, 2024, our 2022-2024 Same Store properties were approximately 94.7% leased with a weighted average monthly effective rent per occupied apartment unit of $1,483. As of December 31, 2023, our 2022-2024 Same Store properties were approximately 94.7% leased with a weighted average monthly effective rent per occupied apartment unit of $1,509. As of December 31, 2022, our 2022-2024 Same Store properties were approximately 94.1% leased with a weighted average monthly effective rent per occupied apartment unit of $1,508.

NXRT.NEXPOINT.COM	Page 19

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

The following table reflects the revenues, property operating expenses and NOI for the years ended December 31, 2024, 2023 and 2022 for our 2022-2024 Same Store and Non-Same Store properties (dollars in thousands):

	For the Year Ended December 31,			2024 compared to 2023		2023 compared to 2022
	2024	2023	2022	$ Change	% Change	$ Change	% Change
Revenues
Same Store
Rental income	$234,934	$229,801	$214,664	$5,133	2.2%	$15,137	7.1%
Other income	5,234	5,661	5,271	(427)	-7.5%	390	7.4%
Same Store revenues	240,168	235,462	219,935	4,706	2.0%	15,527	7.1%
Non-Same Store
Rental income	16,927	40,277	43,191	(23,350)	N/M	(2,914)	-6.7%
Other income	391	1,304	826	(913)	N/M	478	N/M
Non-Same Store revenues	17,318	41,581	44,017	(24,263)	N/M	(2,436)	-5.5%
Total revenues	257,486	277,043	263,952	(19,557)	-7.1%	13,091	5.0%

Operating expenses
Same Store
Property operating expenses (1)	51,122	49,221	46,389	1,901	3.9%	2,832	6.1%
Real estate taxes and insurance	31,340	30,740	29,443	600	2.0%	1,297	4.4%
Property management fees (2)	6,937	6,820	6,333	117	1.7%	487	7.7%
Property general and administrative expenses (3)	4,785	4,702	4,533	83	1.8%	169	3.7%
Same Store operating expenses	94,184	91,483	86,698	2,701	3.0%	4,785	5.5%
Non-Same Store
Property operating expenses (4)	4,072	10,831	10,643	(6,759)	N/M	188	1.8%
Real estate taxes and insurance	1,722	6,107	7,990	(4,385)	N/M	(1,883)	-23.6%
Property management fees (2)	547	1,249	1,303	(702)	N/M	(54)	-4.1%
Property general and administrative expenses (5)	415	1,140	1,165	(725)	N/M	(25)	-2.1%
Non-Same Store operating expenses	6,756	19,327	21,101	(12,571)	N/M	(1,774)	-8.4%
Total operating expenses	100,940	110,810	107,799	(9,870)	-8.9%	3,011	2.8%

Operating income
Same Store
Miscellaneous income	476	1,020	784	(544)	N/M	236	30.1%
Non-Same Store
Miscellaneous income	12	151	488	(139)	N/M	(337)	N/M
Total operating income	488	1,171	1,272	(683)	N/M	(101)	-7.9%

NOI
Same Store	146,460	144,999	134,020	1,461	1.0%	10,979	8.2%
Non-Same Store	10,575	22,405	23,404	(11,830)	N/M	(999)	-4.3%
Total NOI (6)	$157,035	$167,404	$157,424	$(10,369)	-6.2%	$9,980	6.3%

(1)
For the years ended December 31, 2024, 2023 and 2022, excludes approximately ($624,000), $54,000 and ($614,000), respectively, of casualty-related expenses/(recoveries).
(2)
Fees incurred to an unaffiliated third party that is an affiliate of a noncontrolling limited partner of the OP.
(3)
For the years ended December 31, 2024, 2023 and 2022, excludes approximately $3,746,000, $2,909,000 and $2,914,000, respectively, of expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.
(4)
For the years ended December 31, 2024, 2023 and 2022, excludes approximately $2,013,000, ($2,268,000) and $1,733,000, respectively, of casualty-related expenses/(recoveries).
(5)
For the years ended December 31, 2024, 2023 and 2022, excludes approximately $252,000, $792,000 and $686,000, respectively, of expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.

NXRT.NEXPOINT.COM	Page 20

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

(6)
For additional information regarding NOI, see the “Definitions and Reconciliations of Non-GAAP Measures” and “NOI and Same Store NOI” sections of this release.

The following table contains additional information about our 2022-2024 Same Store properties rent and occupancy metrics, revenues, operating expenses and NOI for the years ended December 31, 2024, 2023 and 2022 (dollars in thousands, except for per unit data):

				2024 vs 2023	2023 vs 2022
	FY 2024	FY 2023	FY 2022	% Change	% Change
Same Store Total Units	12,386	12,378	12,341
Same Store Occupied Units	11,731	11,721	11,619
Same Store Ending Occupancy	94.7%	94.7%	94.1%	0.0%	0.6%
Same Store Average Rent per Unit	$1,483	$1,509	$1,508	-1.7%	0.1%

Same Store Revenues
Same Store Rental Income	$234,934	$229,801	$214,664	2.2%	7.1%
Same Store Other Income	5,234	5,661	5,271	-7.5%	7.4%
Total Same Store Revenues	240,168	235,462	219,935	2.0%	7.1%

Same Store Operating Expenses
Payroll	19,016	19,063	18,080	-0.2%	5.4%
Repairs & Maintenance	21,104	19,705	18,359	7.1%	7.3%
Utilities	11,002	10,453	9,950	5.3%	5.1%
Real Estate Taxes	25,185	25,250	24,225	-0.3%	4.2%
Insurance	6,155	5,490	5,218	12.1%	5.2%
Property Management Fees	6,937	6,820	6,333	1.7%	7.7%
Office Operations	3,509	3,363	3,202	4.3%	5.0%
Marketing	1,276	1,339	1,331	-4.7%	0.6%
Total Same Store Operating Expenses	94,184	91,483	86,698	3.0%	5.5%

Same Store Operating Income
Miscellaneous income	476	1,020	783	N/M	30.3%
Total Same Store Operating Income	476	1,020	783	N/M	30.3%

2022-2024 Same Store NOI	$146,460	$144,999	$134,020	1.0%	8.2%

NXRT.NEXPOINT.COM	Page 21

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Q4 Same Store Results of Operations for the Three Months Ended December 31, 2024 and 2023

There are 35 properties encompassing 12,948 units of apartment space, or approximately 100% of our Portfolio, in our same store pool for the three months ended December 31, 2024 and 2023 (our “Q4 Same Store” properties). Our Q4 Same Store properties excludes 36 units that are currently down in our Portfolio as of December 31, 2024.

As of December 31, 2024, our Q4 Same Store properties were approximately 94.7% leased with a weighted average monthly effective rent per occupied apartment unit of $1,491, which was year-over-year flat and a decrease of $25, respectively.

The following table reflects the revenues, property operating expenses and NOI for the three months ended December 31, 2024 and 2023 for our Q4 Same Store and Non-Same Store properties (dollars in thousands):

	For the Three Months Ended December 31,
	2024	2023	$ Change	% Change
Revenues
Same Store
Rental income	$61,652	$61,083	$569	0.9%
Other income	1,238	1,410	(172)	-12.2%
Same Store revenues	62,890	62,493	397	0.6%
Non-Same Store
Rental income	(83)	5,778	(5,861)	N/M
Other income	25	292	(267)	N/M
Non-Same Store revenues	(58)	6,070	(6,128)	N/M
Total revenues	62,832	68,563	(5,731)	-8.4%

Operating expenses
Same Store
Property operating expenses (1)	13,539	12,911	628	4.9%
Real estate taxes and insurance	7,619	7,761	(142)	-1.8%
Property management fees (2)	1,808	1,813	(5)	-0.3%
Property general and administrative expenses (3)	1,278	1,235	43	3.5%
Same Store operating expenses	24,244	23,720	524	2.2%
Non-Same Store
Property operating expenses (4)	44	1,729	(1,685)	N/M
Real estate taxes and insurance	(174)	900	(1,074)	N/M
Property management fees (2)	3	167	(164)	N/M
Property general and administrative expenses (5)	5	178	(173)	N/M
Non-Same Store operating expenses	(122)	2,974	(3,096)	N/M
Total operating expenses	24,122	26,694	(2,572)	-9.6%

Operating income
Same Store
Miscellaneous income	238	286	(48)	-16.8%
Non-Same Store
Miscellaneous income	—	5	(5)	N/M
Total operating income	238	291	(53)	-18.2%

NOI
Same Store	38,884	39,059	(175)	-0.4%
Non-Same Store	64	3,101	(3,037)	N/M
Total NOI (6)	$38,948	$42,160	$(3,212)	-7.6%

(1)
For the three months ended December 31, 2024 and 2023, excludes approximately $622,000 and $865,000, respectively, of casualty-related recoveries.
(2)
Fees incurred to an unaffiliated third party that is an affiliate of a noncontrolling limited partner of the OP.
(3)
For the three months ended December 31, 2024 and 2023, excludes approximately $1,290,000 and $824,000, respectively, of expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.

NXRT.NEXPOINT.COM	Page 22

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

(4)
For the three months ended December 31, 2024 and 2023, excludes approximately $373,000 and $(17,000), respectively, of casualty-related expenses/(recoveries).
(5)
For the three months ended December 31, 2024 and 2023, excludes approximately ($13,000) and $179,000, respectively, of expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional centralized leasing service and franchise tax fees.
(6)
For additional information regarding NOI, see the “Definitions and Reconciliations of Non-GAAP Measures” and “NOI and Same Store NOI” sections of this release.

The following table contains additional information about our Q4 Same Store properties rent and occupancy metrics, revenues, operating expenses and NOI for the three months ended December 31, 2024 and 2023 (dollars in thousands, except for per unit data):

	Q4 2024	Q4 2023	% Change
Same Store Total Units	12,948	12,940
Same Store Occupied Units	12,258	12,259
Same Store Ending Occupancy	94.7%	94.7%	0.0%
Same Store Average Rent per Unit	$1,491	$1,516	-1.6%

Same Store Revenues
Same Store Rental Income	$61,652	$61,083	0.9%
Same Store Other Income	1,238	1,410	-12.2%
Total Same Store Revenues	62,890	62,493	0.6%

Same Store Operating Expenses
Payroll	5,025	4,853	3.5%
Repairs & Maintenance	5,654	5,300	6.7%
Utilities	2,860	2,758	3.7%
Real Estate Taxes	5,915	6,327	-6.5%
Insurance	1,704	1,434	18.8%
Property Management Fees	1,808	1,813	-0.3%
Office Operations	956	889	7.5%
Marketing	322	346	-6.9%
Total Same Store Operating Expenses	24,244	23,720	2.2%

Same Store Operating Income
Miscellaneous income	238	286	-16.8%
Total Same Store Operating Income	238	286	-16.8%

Q4 Same Store NOI	$38,884	$39,059	-0.4%

NXRT.NEXPOINT.COM	Page 23

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

FFO, Core FFO and AFFO

The following table reconciles our calculations of FFO, Core FFO and AFFO to net income (loss), the most directly comparable GAAP financial measure, for the years ended December 31, 2024, 2023 and 2022 and for the three months ended December 31, 2024 and 2023 (in thousands, except per share amounts):

		For the Year Ended December 31,			For the Three Months Ended December 31,
		2024	2023	2022	2024	2023
Net income (loss)		$1,114	$44,433	$(9,291)	$(27,038)	$18,421
Depreciation and amortization		97,762	95,186	97,648	24,389	24,251
Gain on sales of real estate	(1)	(54,246)	(67,926)	(14,684)	(3,851)	(24,836)
Adjustment for noncontrolling interests		(176)	(273)	(276)	26	(68)
FFO attributable to common stockholders		44,454	71,420	73,397	(6,474)	17,768

FFO per share - basic		$1.74	$2.78	$2.87	$(0.25)	$0.69
FFO per share - diluted		$1.69	$2.72	$2.81	$(0.25)	$0.68

Loss on extinguishment of debt and modification costs		24,004	2,409	8,734	23,203	316
Casualty-related expenses/(recoveries)		1,389	(2,214)	1,119	(249)	(882)
Casualty losses (gains)		626	856	2,506	88	(124)
Gain on forfeited deposits		—	(250)	—	—	—
Amortization of deferred financing costs		3,364	2,945	2,779	1,314	732
Mark-to-market adjustments of interest rate caps		(593)	1,484	(3,446)	(124)	1,980
Adjustment for noncontrolling interests		(114)	(20)	(44)	(96)	(8)
Core FFO attributable to common stockholders		73,130	76,630	85,045	17,662	19,782

Core FFO per share - basic		$2.87	$2.99	$3.32	$0.70	$0.77
Core FFO per share - diluted		$2.79	$2.92	$3.25	$0.68	$0.75

Equity-based compensation expense		10,543	9,287	7,911	2,642	2,332
Adjustment for noncontrolling interests		(42)	(35)	(30)	(10)	(9)
AFFO attributable to common stockholders		83,631	85,882	92,926	20,294	22,105

AFFO per share - basic		$3.28	$3.35	$3.63	$0.80	$0.86
AFFO per share - diluted		$3.19	$3.27	$3.55	$0.78	$0.84

Weighted average common shares outstanding - basic		25,516	25,654	25,610	25,404	25,674
Weighted average common shares outstanding - diluted	(2)	26,246	26,245	26,151	26,161	26,298

Dividends declared per common share		$1.89726	$1.72242	$1.56000	$0.51000	$0.46242

Net income (loss) Coverage - diluted	(3)	0.02x	0.98x	-0.23x	-2.08x	1.51x
FFO Coverage - diluted	(3)	0.89x	1.58x	1.80x	-0.50x	1.46x
Core FFO Coverage - diluted	(3)	1.47x	1.70x	2.08x	1.32x	1.63x
AFFO Coverage - diluted	(3)	1.68x	1.90x	2.28x	1.52x	1.82x

(1)
$31.5 million with a related party for the year ended December 31, 2024.
(2)
The Company uses actual diluted weighted average common shares outstanding when in a dilutive position for FFO, Core FFO and AFFO.
(3)
Indicates coverage ratio of Net Income (Loss)/FFO/Core FFO/AFFO per common share (diluted) over dividends declared per common share during the period.

NXRT.NEXPOINT.COM	Page 24

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Historical Capital Expenditures

	FY 2024	FY 2023	% Change	Q4 2024	Q4 2023	% Change
($ in thousands)
Capital Expenditures
Acquisition Capital Expenditures	$—	$—	N/M	$—	$—	N/A

Capitalized Rehab Expenditures
Interior	4,760	25,504	N/M	826	3,606	N/M
Exterior and common area	2,202	11,730	N/M	355	1,360	N/M

Capitalized Maintenance Expenditures
Recurring	11,681	10,858	7.6%	2,553	1,356	N/M
Non-Recurring	11,088	7,915	40.1%	2,882	1,274	N/M

Total Capital Expenditures	$29,731	$56,007	-46.9%	$6,616	$7,596	-12.9%

NXRT.NEXPOINT.COM	Page 25

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Value-Add Program Details: Interiors (Full & Partials)

Property Name (1)	Units	Rehab Units Completed (2)	Average Rent Pre-Rehab	Average Rent Post-Rehab	Avg. Rehab Cost Per Unit (3)	Post-Rehab Rent Change %	ROI (3)
Value-Add Programs In Progress
Arbors of Brentwood	346	168	1,226	$1,443	$10,251	17.7%	25.4%
Arbors on Forest Ridge	210	182	815	917	4,402	12.6%	27.9%
Atera Apartments	380	234	1,206	1,355	3,419	12.4%	52.5%
Avant at Pembroke Pines	1,520	695	1,848	2,105	17,848	13.9%	17.3%
Bella Solara	320	129	1,284	1,446	11,232	12.6%	17.3%
Bella Vista	248	205	1,464	1,607	10,537	9.8%	16.3%
Bloom	528	161	1,239	1,402	14,115	13.2%	13.9%
Brandywine I & II	632	564	1,033	1,218	10,808	18.0%	20.6%
Courtney Cove	324	300	1,000	1,113	4,974	11.3%	27.1%
Creekside at Matthews	240	91	1,355	1,570	10,957	15.9%	23.6%
Cutter's Point	196	158	1,004	1,133	6,732	12.9%	23.0%
Estates on Maryland	330	110	1,282	1,471	13,250	14.7%	17.1%
Fairways of San Marcos	352	146	1,510	1,701	13,667	12.7%	16.8%
High House at Cary	302	115	1,331	1,602	13,517	20.4%	24.1%
Madera Point	256	262	871	983	4,535	12.8%	29.5%
Parc500	217	223	1,311	1,502	14,650	14.5%	15.6%
Residences at Glenview Reserve	360	280	1,108	1,332	13,544	20.3%	19.9%
Residences at West Place	342	156	1,504	1,710	11,892	13.7%	20.8%
Rockledge Apartments	708	470	1,237	1,444	11,091	16.7%	22.4%
Sabal Palm at Lake Buena Vista	400	106	1,610	1,847	13,114	14.7%	21.7%
Seasons 704 Apartments	222	232	1,228	1,371	7,836	11.6%	21.8%
Six Forks Station	323	134	1,145	1,435	12,784	25.4%	27.2%
Summers Landing	196	61	1,090	1,315	11,415	20.6%	23.6%
Summit at Sabal Park	252	241	1,006	1,108	5,864	10.1%	20.8%
The Adair	232	143	1,740	2,030	11,904	16.7%	29.3%
The Cornerstone	430	519	1,062	1,156	4,950	8.9%	22.8%
The Enclave	204	172	1,468	1,654	10,392	12.7%	21.5%
The Heritage	204	178	1,409	1,544	9,637	9.6%	16.8%
The Preserve at Terrell Mill	752	783	899	1,079	11,370	20.1%	19.1%
The Verandas at Lake Norman	264	84	1,313	1,512	12,376	15.2%	19.3%
The Venue on Camelback	415	289	776	1,027	10,266	32.4%	29.4%
Torreyana Apartments	316	56	1,477	1,609	13,435	9.0%	11.9%
Venue at 8651	333	302	824	935	7,009	13.5%	19.0%
Versailles	388	317	817	921	6,164	12.7%	20.2%
Versailles II	242	82	903	1,038	5,632	15.0%	28.9%
Total/Weighted Average	12,984	8,348	$1,173	$1,349	$10,123	15.0%	20.8%

(1)
We do not plan to upgrade 100% of the units at each of our properties.
(2)
Inclusive of all full and partial interior upgrades completed through December 31, 2024.
(3)
Inclusive of all full and partial interior upgrades completed and leased through December 31, 2024.

NXRT.NEXPOINT.COM	Page 26

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Value-Add Program Details: Kitchen & Laundry Appliances

Property Name (1)	Units	Rehab Units Completed (2)	Avg. Rehab Cost Per Unit (3)	Post-Rehab Rent Change $	ROI (3)
Value-Add Programs In Progress
Arbors of Brentwood	346	315	$859	$50	69.6%
Arbors on Forest Ridge	210	136	787	47	71.4%
Atera Apartments	380	368	812	40	59.7%
Avant at Pembroke Pines	1,520	431	1,337	51	45.6%
Brandywine I & II	632	193	1,038	71	81.7%
Creekside at Matthews	240	170	1,091	56	61.1%
Cutter's Point	196	141	756	46	72.9%
Estates on Maryland	330	21	1,067	38	42.3%
Madera Point	256	157	885	30	40.2%
Residences at Glenview Reserve	360	49	1,112	56	60.6%
Rockledge Apartments	708	620	819	40	58.6%
Sabal Palm at Lake Buena Vista	400	634	599	86	171.8%
Six Forks Station	323	197	1,087	55	60.7%
Summers Landing	196	102	852	60	84.0%
Summit at Sabal Park	252	249	994	40	48.3%
The Adair	232	11	1,083	84	92.8%
The Cornerstone	430	17	809	50	74.2%
The Verandas at Lake Norman	264	207	1,082	46	50.9%
Venue at 8651	333	268	775	47	72.7%
Versailles	388	306	868	50	68.4%
Versailles II	242	138	885	28	38.4%
Total/Weighted Average	8,238	4,730	$929	$50	64.8%

(1)
We do not plan to upgrade 100% of the units at each of our properties.
(2)
Inclusive of all kitchen and laundry appliance upgrades completed through December 31, 2024.
(3)
Inclusive of all kitchen and laundry appliance upgrades completed and leased through December 31, 2024.

NXRT.NEXPOINT.COM	Page 27

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Value-Add Program Details: Smart Home Technology Packages

Property Name (1)	Units	Rehab Units Completed (2)	Avg. Rehab Cost Per Unit (3)	Post-Rehab Rent Change $	ROI (3)
Value-Add Programs In Progress
Arbors of Brentwood	346	346	$1,419	$45	30.9%
Arbors on Forest Ridge	210	210	1,416	45	30.9%
Atera Apartments	380	380	1,339	50	37.0%
Avant at Pembroke Pines	1,520	1,520	1,350	45	32.4%
Bella Solara	320	320	820	35	39.5%
Bella Vista	248	248	970	40	39.3%
Bloom	528	528	901	40	42.3%
Brandywine I & II	632	632	1,234	45	35.5%
Courtney Cove	324	324	1,238	35	26.2%
Creekside at Matthews	240	240	913	65	72.9%
Cutter's Point	196	196	1,400	45	31.3%
Estates on Maryland	330	330	913	45	48.0%
Fairways of San Marcos	352	352	901	40	42.3%
Hight House at Cary	302	302	899	65	74.1%
Madera Point	256	256	1,283	45	34.1%
Residences at Glenview Reserve	360	360	1,017	45	43.1%
Rockledge Apartments	708	708	942	35	34.4%
Sabal Palm at Lake Buena Vista	400	400	1,237	45	35.4%
Six Forks Station	323	323	844	35	38.4%
Stone Creek at Old Farm	190	190	909	45	48.2%
Summers Landing	196	196	1,449	45	30.2%
The Adair	232	232	913	45	48.0%
The Cornerstone	430	430	1,236	45	35.4%
The Enclave	204	204	966	40	39.4%
The Heritage	204	204	997	40	38.2%
The Venue on Camelback Apartments	415	415	808	30	33.0%
The Verandas at Lake Norman	264	264	954	65	69.8%
Torreyana Apartments	316	316	900	35	36.0%
Venue at 8651	333	333	1,229	45	35.6%
Versailles	388	388	1,080	45	40.6%
Versailles II	242	242	1,241	45	35.3%
Total/Weighted Average	11,389	11,389	$1,113	$43	37.2%

Planned Value-Add Programs				Rent Change & ROI (Projections)
Residences at West Place	342	—	TBD	TBD	TBD
Seasons 704 Apartments	222	—	TBD	TBD	TBD
Summit at Sabal Park	252	—	TBD	TBD	TBD
The Preserve at Terrell Mill	752	—	TBD	TBD	TBD
Total/Weighted Average Planned	1,568	—	TBD	TBD	TBD

(1)
We do not plan to upgrade 100% of the units at each of our properties.
(2)
Inclusive of all smart home technology package upgrades completed through December 31, 2024.
(3)
Inclusive of all smart home technology package upgrades completed and leased through December 31, 2024.

NXRT.NEXPOINT.COM	Page 28

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Outstanding Debt Details

Mortgage Debt

The following table contains summary information concerning the mortgage debt of the Company as of December 31, 2024 (dollars in thousands):

Operating Properties	Type	Term (months)	Outstanding Principal	Interest Rate (1)	Maturity Date
Residences at West Place	Fixed	120	$33,817	4.24%	10/1/2028
Arbors of Brentwood	Floating	84	39,977	5.62%	10/1/2031
Avant at Pembroke Pines	Floating	84	248,185	5.62%	10/1/2031
Bella Vista	Floating	84	37,400	5.62%	10/1/2031
Brandywine I & II	Floating	84	59,526	5.62%	10/1/2031
Cornerstone	Floating	84	45,815	5.62%	10/1/2031
Estates on Maryland	Floating	84	37,345	5.62%	10/1/2031
High House at Cary	Floating	84	32,478	5.62%	10/1/2031
Residences at Glenview Reserve	Floating	84	33,271	5.62%	10/1/2031
Sabal Palm at Lake Buena Vista	Floating	84	56,220	5.62%	10/1/2031
Six Forks Station	Floating	84	30,430	5.62%	10/1/2031
Summers Landing	Floating	84	14,135	5.62%	10/1/2031
The Adair	Floating	84	33,229	5.62%	10/1/2031
The Enclave	Floating	84	33,440	5.62%	10/1/2031
The Heritage	Floating	84	29,810	5.62%	10/1/2031
The Venue on Camelback	Floating	84	36,465	5.62%	10/1/2031
The Verandas at Lake Norman	Floating	84	30,113	5.62%	10/1/2031
Versailles II	Floating	84	15,706	5.62%	10/1/2031
Arbors on Forest Ridge	Floating	84	17,307	5.62%	12/1/2031
Atera Apartments	Floating	84	38,555	5.62%	12/1/2031
Bella Solara	Floating	84	37,772	5.62%	12/1/2031
Bloom	Floating	84	60,848	5.62%	12/1/2031
Courtney Cove	Floating	84	31,596	5.62%	12/1/2031
Creekside at Matthews	Floating	84	28,703	5.62%	12/1/2031
Cutter's Point	Floating	84	18,994	5.62%	12/1/2031
Fairways at San Marcos	Floating	84	55,056	5.62%	12/1/2031
Madera Point	Floating	84	29,676	5.62%	12/1/2031
Parc500	Floating	84	30,012	5.62%	12/1/2031
Rockledge Apartments	Floating	84	78,444	5.62%	12/1/2031
Seasons 704 Apartments	Floating	84	33,960	5.62%	12/1/2031
The Preserve at Terrell Mill	Floating	84	74,341	5.62%	12/1/2031
The Summit at Sabal Park	Floating	84	26,735	5.62%	12/1/2031
Torreyana Apartments	Floating	84	43,153	5.62%	12/1/2031
Venue at 8651	Floating	84	24,620	5.62%	12/1/2031
Versailles	Floating	84	26,108	5.62%	12/1/2031
			$1,503,242
Fair market value adjustment			397
Deferred financing costs, net of accumulated amortization of $1,113			(39,989)
			$1,463,650

(1)
Interest rate is based on a reference rate plus an applicable margin, except for fixed rate mortgage debt. The reference rates used in our portfolio is 30-Day Average Secured Overnight Financing Rate (“SOFR”). As of December 31, 2024, SOFR was 4.53%.

NXRT.NEXPOINT.COM	Page 29

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Interest Rate Swap Agreements

As of December 31, 2024, the Company had the following outstanding interest rate swaps that were designated as cash flow hedges of interest rate risk (dollars in thousands):

Effective Date	Termination Date	Counterparty	Notional Amount	Fixed Rate (1)
September 1, 2019	September 1, 2026	KeyBank	$100,000	1.4620%
September 1, 2019	September 1, 2026	KeyBank	125,000	1.3020%
January 3, 2020	September 1, 2026	KeyBank	92,500	1.6090%
March 4, 2020	June 1, 2026	Truist	100,000	0.8200%
June 1, 2021	September 1, 2026	KeyBank	200,000	0.8450%
June 1, 2021	September 1, 2026	KeyBank	200,000	0.9530%
March 1, 2022	March 1, 2025	Truist	145,000	0.5730%
March 1, 2022	March 1, 2025	Truist	105,000	0.6140%
			$1,067,500	0.9807%	(2)

(1)
The floating rate option for the interest rate swaps is SOFR plus 0.11448% ("Adjusted SOFR"). As of December 31, 2024, Adjusted SOFR was 4.65%.
(2)
Represents the weighted average fixed rate of the interest rate swaps.

The following table contains summary information regarding our forward interest rate swap (dollars in thousands):

Effective Date	Termination Date	Counterparty	Notional Amount	Fixed Rate (1)
September 1, 2026	January 1, 2027	KeyBank	$92,500	1.7980%

(1)
The floating rate option for the interest rate swaps is Adjusted SOFR. As of December 31, 2024, Adjusted SOFR was 4.65%.

NXRT.NEXPOINT.COM	Page 30

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Interest Rate Cap Agreements

As of December 31, 2024, the Company had the following interest rate caps outstanding that were not designated as cash flow hedges of interest rate risk (dollars in thousands):

Properties	Type	Maturity Date	Notional	Strike Rate
High House at Cary	Floating	1/1/2025	$46,625	2.74%
Bella Vista	Floating	2/1/2025	29,040	5.18%
The Enclave	Floating	2/1/2025	25,322	5.18%
The Heritage	Floating	2/1/2025	24,625	5.18%
Estates on Maryland	Floating	4/1/2025	43,157	3.91%
The Adair	Floating	4/1/2025	35,115	3.91%
Rockledge Apartments	Floating	12/1/2025	93,129	6.45%
The Preserve at Terrell Mill	Floating	12/1/2025	71,098	6.45%
Fairways at San Marcos	Floating	12/1/2025	60,228	6.70%
Bloom	Floating	12/1/2025	59,830	6.70%
Torreyana Apartments	Floating	12/1/2025	50,580	6.70%
Cornerstone	Floating	12/1/2025	46,804	6.66%
Atera Apartments	Floating	12/1/2025	46,198	6.45%
Silverbrook	Floating	12/1/2025	46,088	6.45%
Bella Solara	Floating	12/1/2025	40,328	6.70%
Versailles	Floating	12/1/2025	40,247	6.45%
Courtney Cove	Floating	12/1/2025	36,146	6.70%
Madera Point	Floating	12/1/2025	34,457	6.70%
Seasons 704 Apartments	Floating	12/1/2025	33,132	6.70%
The Summit at Sabal Park	Floating	12/1/2025	30,826	6.70%
Creekside at Matthews	Floating	12/1/2025	29,648	6.45%
Parc500	Floating	12/1/2025	29,416	6.45%
Cutter's Point	Floating	12/1/2025	21,524	6.45%
Arbors on Forest Ridge	Floating	12/1/2025	19,184	6.70%
Venue at 8651	Floating	12/1/2025	18,690	6.45%
The Venue on Camelback	Floating	2/1/2026	42,788	6.07%
Avant at Pembroke Pines	Floating	10/1/2027	248,185	8.16%
Brandywine I & II	Floating	10/1/2027	59,526	8.16%
Sabal Palm at Lake Buena Vista	Floating	10/1/2027	56,220	8.41%
Cornerstone	Floating	10/1/2027	45,815	8.66%
Arbors of Brentwood	Floating	10/1/2027	39,977	8.16%
Bella Vista	Floating	10/1/2027	37,400	8.91%
Estates on Maryland	Floating	10/1/2027	37,345	8.91%
The Venue on Camelback	Floating	10/1/2027	36,465	8.16%
The Enclave	Floating	10/1/2027	33,440	8.66%
Residences at Glenview Reserve	Floating	10/1/2027	33,271	8.16%
The Adair	Floating	10/1/2027	33,229	8.16%
High House at Cary	Floating	10/1/2027	32,478	8.16%
Six Forks Station	Floating	10/1/2027	30,430	8.16%
The Verandas at Lake Norman	Floating	10/1/2027	30,113	8.16%
The Heritage	Floating	10/1/2027	29,810	8.91%
Versailles II	Floating	10/1/2027	15,706	8.16%
Summers Landing	Floating	10/1/2027	14,135	8.66%
Rockledge Apartments	Floating	12/1/2027	78,444	7.66%
The Preserve at Terrell Mill	Floating	12/1/2027	74,341	7.66%
Bloom	Floating	12/1/2027	60,848	7.66%
Fairways at San Marcos	Floating	12/1/2027	55,056	7.66%
Torreyana Apartments	Floating	12/1/2027	43,153	7.66%
Atera Apartments	Floating	12/1/2027	38,555	7.66%
Bella Solara	Floating	12/1/2027	37,772	7.66%
Seasons 704 Apartments	Floating	12/1/2027	33,960	7.66%
Courtney Cove	Floating	12/1/2027	31,596	7.66%
Parc500	Floating	12/1/2027	30,012	7.66%
Madera Point	Floating	12/1/2027	29,676	7.66%
Creekside at Matthews	Floating	12/1/2027	28,703	7.66%
The Summit at Sabal Park	Floating	12/1/2027	26,735	7.66%
Versailles	Floating	12/1/2027	26,108	7.66%
Venue at 8651	Floating	12/1/2027	24,620	7.66%
Cutter's Point	Floating	12/1/2027	18,994	7.66%
Arbors on Forest Ridge	Floating	12/1/2027	17,307	7.66%
			$2,523,650	7.22%

NXRT.NEXPOINT.COM	Page 31

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

As of December 31, 2024, the Company had the following interest rate cap outstanding that was designated as a cash flow hedge of interest rate risk (dollars in thousands):

Property	Type	Maturity Date	Notional	Strike Rate
The Verandas at Lake Norman	Floating	7/1/2025	$34,925	3.40%

Debt Maturity Schedule

The following table summarizes our contractual obligations and commitments as of December 31, 2024 for the next five calendar years subsequent to December 31, 2024 and thereafter. We used the applicable reference rate as of December 31, 2024 to calculate interest expense due by period on our floating rate debt and net interest expense due by period on our interest rate swaps.

		Payments Due by Period (in thousands)
		Total	2025	2026	2027	2028	2029	Thereafter
Operating Properties Mortgage Debt
Principal payments		$1,503,242	$—	$—	$—	$33,817	$—	$1,469,425
Interest expense	(1)	470,479	48,350	56,543	76,286	76,080	75,031	138,189
Total		$1,973,721	$48,350	$56,543	$76,286	$109,897	$75,031	$1,607,614

(1)
Interest expense obligations includes the impact of expected settlements on interest rate swaps which have been entered into in order to fix the interest rate on the hedged portion of our floating rate debt obligations. As of December 31, 2024, we had entered into 8 interest rate swap transactions with a combined notional amount of $1.1 billion. We have allocated the total impact of expected settlements on the $1.1 billion notional amount of interest rate swaps to ‘Operating Properties Mortgage Debt.’ We used Adjusted SOFR as of December 31, 2024 to determine our expected settlements through the terms of the interest rate swaps.

(1)
As of December 31, 2024, we had total indebtedness of $1.5 billion at an adjusted weighted average interest rate of 2.96%, of which $1.5 billion was debt with a floating interest rate. The interest rate swap agreements we have entered into effectively fix the interest rate on $1.1 billion, or 73%, of our $1.5 billion of floating rate mortgage debt outstanding. For purposes of calculating the adjusted weighted average interest rate of the total indebtedness, we have included the weighted average fixed rate of 0.98% for Adjusted SOFR on the $1.1 billion notional amount of interest rate swap agreements that we have entered into as of December 31, 2024, which effectively fix the interest rate on $1.1 billion of our floating rate mortgage debt outstanding.

NXRT.NEXPOINT.COM	Page 32

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Historical Acquisition Details

(in thousands, except for unit and per unit amounts)
Property Name (1)	Location	Units	Transaction Date	Purchase Price	Rehab Budget (2)	Total Investment	Per Unit
Arbors on Forest Ridge	Bedford, TX	210	1/31/2014	$12,805	$1,449	$14,254	$67,876
Cutter's Point	Richardson, TX	196	1/31/2014	15,845	1,379	17,224	87,878
The Summit at Sabal Park	Tampa, FL	252	8/20/2014	19,050	1,655	20,705	82,163
Courtney Cove	Tampa, FL	324	8/20/2014	18,950	1,635	20,585	63,534
Sabal Palm at Lake Buena Vista	Orlando, FL	400	11/5/2014	49,500	1,346	50,846	127,115
Cornerstone	Orlando, FL	430	1/15/2015	31,550	2,610	34,160	79,442
The Preserve at Terrell Mill	Marietta, GA	752	2/6/2015	58,000	6,688	64,688	86,021
Versailles	Dallas, TX	388	2/26/2015	26,165	3,997	30,162	77,737
Seasons 704 Apartments	West Palm Beach, FL	222	4/15/2015	21,000	1,900	22,900	103,153
Madera Point	Mesa, AZ	256	8/5/2015	22,525	1,808	24,333	95,051
Venue at 8651	Fort Worth, TX	333	10/30/2015	19,250	4,626	23,876	71,700
Parc500	West Palm Beach, FL	217	7/27/2016	22,421	5,082	27,503	126,742
The Venue on Camelback	Phoenix, AZ	415	10/11/2016	44,600	6,018	50,618	121,971
Rockledge Apartments	Marietta, GA	708	6/30/2017	113,500	7,685	121,185	171,165
Atera Apartments	Dallas, TX	380	10/25/2017	59,200	3,721	62,921	165,582
Versailles II	Dallas, TX	242	9/26/2018	24,680	2,843	27,523	113,731
Brandywine I & II	Nashville, TN	632	9/26/2018	79,800	7,787	87,587	138,587
Bella Vista	Phoenix, AZ	248	1/28/2019	48,400	3,414	51,814	208,927
The Enclave	Tempe, AZ	204	1/28/2019	41,800	2,608	44,408	217,686
The Heritage	Phoenix, AZ	204	1/28/2019	41,900	2,660	44,560	218,431
Summers Landing	Fort Worth, TX	196	6/7/2019	19,396	2,980	22,376	114,163
Residences at Glenview Reserve	Nashville, TN	360	7/17/2019	45,000	5,695	50,695	140,819
Residences at West Place	Orlando, FL	342	7/17/2019	55,000	4,129	59,129	172,892
Avant at Pembroke Pines	Pembroke Pines, FL	1,520	8/30/2019	322,000	32,583	354,583	233,278
Arbors of Brentwood	Nashville, TN	346	9/10/2019	62,250	4,248	66,498	192,191
Torreyana Apartments	Las Vegas, NV	316	11/22/2019	68,000	2,771	70,771	223,959
Bloom	Las Vegas, NV	528	11/22/2019	106,500	4,786	111,286	210,769
Bella Solara	Las Vegas, NV	320	11/22/2019	66,500	3,642	70,142	219,194
Fairways at San Marcos	Chandler, AZ	352	11/2/2020	84,480	4,366	88,846	252,403
The Verandas at Lake Norman	Charlotte, NC	264	6/30/2021	63,500	4,628	68,128	258,061
Creekside at Matthews	Charlotte, NC	240	6/30/2021	58,000	3,943	61,943	258,096
Six Forks Station	Raleigh, NC	323	9/10/2021	74,760	6,431	81,191	251,365
Hudson High House	Cary, NC	302	12/7/2021	93,250	1,677	94,927	314,328
The Adair	Sandy Springs, GA	232	4/1/2022	65,500	5,390	70,890	305,560
Estates on Maryland	Phoenix, AZ	330	4/1/2022	77,900	4,636	82,536	250,109
Total/Weighted Average		12,984		$2,032,977	$162,816	$2,195,793	$169,115

(1)
Only includes properties owned as of December 31, 2024.
(2)
Includes interior and exterior rehab.

NXRT.NEXPOINT.COM	Page 33

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Historical Disposition Details

(in thousands, except unit and per unit amounts)
Property Name	Location	Units	Purchase Price	Sale Price	Sales Price Per Unit	Sale Date	Net Cash Proceeds (1)	Gain on Sale
Meridian	Austin, TX	200	$12,300	$17,250	$86,250	5/10/2016	$16,981	$4,786
Park at Regency and Mandarin Reserve	Jacksonville, FL	679	34,500	47,000	69,219	6/6/2016	46,239	11,584
Park at Blanding and Colonial Forest	Jacksonville, FL	291	12,000	14,500	49,828	8/31/2016	14,259	2,007
Willowdale Crossings	Frederick, MD	432	41,000	45,200	104,630	9/15/2016	44,439	5,576
Jade Park	Dayton Beach, FL	144	7,800	10,000	69,444	9/30/2016	9,868	1,979
The Miramar Apartments	Dallas, TX	314	8,875	16,550	52,707	4/3/2017	16,326	6,368
Toscana	Dallas, TX	192	8,875	13,250	69,010	4/3/2017	13,040	4,283
The Grove at Alban	Frederick, MD	290	23,050	27,500	94,828	4/3/2017	27,021	4,514
Twelve 6 Ten at the Park	Dallas, TX	402	20,984	26,600	66,169	4/27/2017	26,349	4,731
Regatta Bay	Seabrook, TX	240	18,200	28,200	117,500	7/14/2017	27,670	10,423
NAVA Portfolio (2)	Atlanta, GA	1,100	66,200	116,000	105,455	9/27/2017	114,010	48,046
Timberglen	Dallas, TX	304	16,950	30,000	98,684	1/31/2018	29,553	13,742
Edgewater at Sandy Springs	Atlanta, GA	760	58,000	101,250	133,224	8/28/2019	100,219	47,329
Belmont at Duck Creek	Garland, TX	240	18,525	29,500	122,917	8/28/2019	29,148	11,985
The Ashlar	Dallas, TX	264	16,235	29,400	111,364	8/28/2019	29,050	13,205
Heatherstone	Dallas, TX	152	9,450	16,275	107,072	8/28/2019	16,054	6,368
The Pointe at the Foothills	Mesa, AZ	528	52,275	85,400	161,742	8/28/2019	84,663	37,925
Abbington Heights	Antioch, TN	274	17,900	28,050	102,372	8/30/2019	27,630	10,888
Southpoint Reserve at Stoney Creek	Fredericksburg, VA	156	17,000	23,500	150,641	3/20/2020	23,176	5,469
Willow Grove	Nashville, TN	244	13,750	31,300	128,279	3/26/2020	31,005	17,513
Woodbridge	Nashville, TN	220	16,000	31,700	144,091	3/26/2020	31,237	15,990
Eagle Crest	Irving, TX	447	27,325	55,500	124,161	9/30/2020	54,779	30,160
Beechwood Terrace	Antioch, TN	300	21,400	53,600	178,667	11/1/2021	53,003	33,960
Cedar Pointe	Antioch, TN	210	26,500	37,650	179,286	11/1/2021	37,231	12,252
Hollister Place	Houston, TX	260	24,500	36,750	141,346	12/29/2022	36,455	14,684
Silverbrook	Grand Prairie, TX	642	30,400	70,000	109,034	9/22/2023	69,431	43,107
Timber Creek	Charlotte, NC	352	22,750	49,000	139,205	12/13/2023	48,348	24,819
Old Farm	Houston, TX	734	84,721	103,000	140,327	3/1/2024	102,704	31,548
Radbourne Lake	Charlotte, NC	225	24,250	39,250	174,444	4/30/2024	38,904	18,847
Stone Creek at Old Farm	Houston, TX	190	23,332	24,500	128,947	10/1/2024	24,095	3,851
Total/Weighted Average		10,786	$775,047	$1,237,675	$114,748		$1,222,887	$497,939

(1)
Represents sales price, net of closing costs.
(2)
The NAVA Portfolio consists of The Arbors, The Crossings, The Crossings at Holcomb Bridge and The Knolls.

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NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Definitions and Reconciliations of Non-GAAP Measures

Definitions

This presentation contains non-GAAP financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income (loss), balance sheets or statements of cash flows of the Company. The non-GAAP financial measures used within this presentation are net operating income (“NOI”), funds from operations attributable to common stockholders (“FFO”), FFO per diluted share, Core FFO, Core FFO per diluted share, adjusted FFO (“AFFO”), AFFO per diluted share and net debt.

NOI is used by investors and our management to evaluate and compare the performance of our properties to other comparable properties, to determine trends in earnings and to compute the fair value of our properties. NOI is calculated by adjusting net income (loss) to add back (1) interest expense (2) advisory and administrative fees, (3) depreciation and amortization expenses, (4) gains or losses from the sale of operating real estate assets that are included in net income (loss) computed in accordance with GAAP, (5) corporate income and corporate general and administrative expenses that are not reflective of operations of the properties, (6) other gains and losses that are specific to us including loss on extinguishment of debt and modification costs, (7) casualty-related expenses/(recoveries) and casualty gains (losses), (8) gain on forfeited deposits, (9) property general and administrative expenses that are not reflective of the continuing operations of the properties or are incurred on behalf of the Company at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees and (10) equity in earnings of affiliate. We define “Same Store NOI” as NOI for our properties that are comparable between periods. We view Same Store NOI as an important measure of the operating performance of our properties because it allows us to compare operating results of properties owned for the entirety of the current and comparable periods and therefore eliminates variations caused by acquisitions or dispositions during the periods.

FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”), as net income (loss) computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization. We compute FFO in accordance with NAREIT’s definition. Our presentation differs slightly in that we begin with net income (loss) before adjusting for amounts attributable to redeemable noncontrolling interests in the OP and we show the combined amounts attributable to such noncontrolling interests as an adjustment to arrive at FFO attributable to common stockholders.

Core FFO makes certain adjustments to FFO, which are not representative of the ongoing operating performance of our Portfolio. Core FFO adjusts FFO to remove items such as loss on extinguishment of debt and modification costs, gain on forfeited deposits, casualty-related expenses/(recoveries) and losses (gains), the amortization of deferred financing costs, mark-to-market gains or losses related to interest rate cap agreements not designated as hedges for accounting purposes, and the noncontrolling interests (as described above) related to these items. Starting in the third quarter of 2024, the Company has adjusted Core FFO to remove (1) the amortization of all deferred financing costs instead of those solely related to short-term debt financing and (2) mark-to-market gains or losses related to interest rate cap agreements not designated as hedges for accounting purposes. Prior periods have been recast to conform to the current presentation.

AFFO makes certain adjustments to Core FFO in order to arrive at a more refined measure of the operating performance of our portfolio. There is no industry standard definition of AFFO and practice is divergent across the industry. AFFO adjusts Core FFO to remove items such as equity-based compensation expense and the noncontrolling interests related to this item.

Net debt is calculated by subtracting cash and cash equivalents and restricted cash held for value-add upgrades and green improvements from total debt outstanding.

We believe that the use of NOI, FFO, Core FFO, AFFO and net debt, combined with the required GAAP presentations, improves the understanding of operating results and debt levels of real estate investment trusts (“REITs”) among investors and makes comparisons of operating results and debt levels among such companies more meaningful. While NOI, FFO, Core FFO, AFFO and net debt are relevant and widely used measures of operating performance and debt levels of REITs, they do not represent cash flows from operations, net income (loss) or total debt as defined by GAAP and should not be considered an alternative to those measures in evaluating our liquidity, operating performance and debt levels. NOI, FFO, Core FFO and AFFO do not purport to be indicative of cash available to fund our future cash requirements. We present net debt because we believe it provides our investors a better understanding of our leverage ratio. Net debt should not be considered an alternative to total debt, as we may not always be able to use our available cash to repay debt. Our computation of NOI, FFO, Core FFO, AFFO and net debt may not be comparable to NOI, FFO, Core FFO, AFFO and net debt reported by other REITs. For a more complete discussion of NOI, FFO, Core FFO and AFFO, see our most recent Annual Report on Form 10-K and our other filings with the SEC.

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NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Reconciliations

Reconciliation of Debt to Net Debt

(dollar amounts in thousands)	FY 2024	FY 2023	FY 2022
Total mortgage debt	$1,503,242	$1,551,236	$1,607,028
Credit facilities	—	24,000	74,500
Total Debt	1,503,242	1,575,236	1,681,528
Adjustments to arrive at net debt:
Cash and cash equivalents	(23,148)	(12,367)	(16,762)
Restricted cash held for value-add upgrades and green improvements	(3,177)	(2,929)	(11,894)
Net Debt	$1,476,917	$1,559,940	$1,652,872
Enterprise Value (1)	$2,537,917	$2,443,940	$2,764,872
Leverage Ratio	58%	64%	60%

(1)
Enterprise Value is calculated as Market Capitalization as of December 31, 2024 plus Net Debt.

Guidance Reconciliations of NOI, Same Store NOI, FFO, Core FFO and AFFO

The following table, which has not been adjusted for the effects of noncontrolling interests, reconciles our 2025 NOI guidance to our net loss (the most directly comparable GAAP financial measure) guidance for the year ended December 31, 2025 and for the three months ended March 31, 2025 (in thousands):

		For the Year Ended December 31, 2025	For the Three Months Ended March 31, 2025
		Mid-Point (1)	Mid-Point (1)
Net loss		$(31,547)	$(9,232)
Adjustments to reconcile net loss to NOI:
Advisory and administrative fees		7,045	1,737
Corporate general and administrative expenses		19,454	4,958
Corporate income		(1,709)	(381)
Property general and administrative expenses	(2)	3,316	1,099
Depreciation and amortization		95,935	24,939
Interest expense		59,512	14,004
Loss on extinguishment of debt and modification costs		18	—
Equity in earnings of affiliate		(238)	(60)
NOI		$151,786	$37,064
Less Non-Same Store
Revenues	(3)	—
Operating expenses	(3)	(42)
Same Store NOI	(3)	$151,744

(1)
Mid-Point estimates shown for full year and first quarter 2025 guidance. Assumptions made for full year and first quarter 2025 NOI guidance include the Same Store operating growth projections included in the “2025 Full Year Guidance Summary” section of this release and the effect of the acquisition and dispositions throughout the fiscal year.
(2)
Adjustment to net loss to exclude certain property general and administrative expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.
(3)
Year-over-year growth for the Full Year 2025 pro forma Same Store pool (35 properties).

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NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

The following table reconciles our FFO, Core FFO and AFFO guidance to our net loss (the most directly comparable GAAP financial measure) guidance for the year ended December 31, 2025 (in thousands, except per share data):

For the Year Ended December 31, 2025
Mid-Point
Net loss	$(31,547)
Depreciation and amortization	95,935
Adjustment for noncontrolling interests	(254)
FFO attributable to common stockholders	64,134
FFO per share - diluted (1)	$2.43

Loss on extinguishment of debt and modification costs	18
Amortization of deferred financing costs	6,214
Mark-to-market adjustments of interest rate caps	809
Adjustment for noncontrolling interests	(27)
Core FFO attributable to common stockholders	71,148
Core FFO per share - diluted (1)	$2.70

Equity-based compensation expense	10,572
Adjustment for noncontrolling interests	(42)
AFFO attributable to common stockholders	81,678
AFFO per share - diluted (1)	$3.09

Weighted average common shares outstanding - diluted	26,395

(1)
For purposes of calculating per share data, we assume a weighted average diluted share count of approximately 26.4 million for the full year 2025.

The following table reconciles our NOI to our net income (loss) for the years ended December 31, 2021, 2020, 2019, 2018, 2017, 2016, 2015 and 2014 (in thousands):

	For the Year Ended December 31,
	2021	2020	2019	2018	2017	2016	2015	2014
Net income (loss)	$23,106	$44,150	$99,438	$(1,614)	$56,359	$25,888	$(10,992)	$25,888
Adjustments to reconcile net income (loss) to NOI:
Advisory and administrative fees	7,631	7,670	7,500	7,474	7,419	6,802	5,565	6,802
Corporate general and administrative expenses	11,966	10,035	9,613	7,808	6,275	4,014	2,455	4,014
Casualty-related expenses/(recoveries)	(199)	789	(34)	(663)	(287)	151	25	—
Casualty losses (gains)	(2,595)	(5,886)	3,488	—	—	—	—	—
Property general and administrative expenses	2,539	2,400	1,939	1,294	1,130	879	1,109	879
Depreciation and amortization	86,878	82,411	69,086	47,470	48,752	35,643	40,801	35,643
Interest expense	44,623	44,753	37,385	28,572	29,576	20,167	17,817	21,889
Loss on extinguishment of debt and modification costs	912	1,470	2,869	3,576	5,719	1,722	652	—
Gain on sales of real estate	(46,214)	(69,151)	(127,684)	(13,742)	(78,365)	(25,932)	—	(25,932)
Acquisition costs	—	—	—	—	—	386	2,975	386
NOI	$128,647	$118,641	$103,600	$80,175	$76,578	$69,720	$60,407	$69,569

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